NONCONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2012
NONCONTROLLING INTERESTS
NONCONTROLLING INTERESTS

18.  NONCONTROLLING INTERESTS

December 31,	2012	2011
(millions of Canadian dollars)
EEP	2,636	2,528
Enbridge Energy Management, L.L.C. (EEM)	498	464
EGD preferred shares	100	100
Greenwich (Note 6)	-	26
Other	24	23
	3,258	3,141

Noncontrolling interests in EEP represent the 78.2% interest in EEP not owned by the Company. During the year ended December 31, 2012, EEP completed a listed share issuance, in which the Company did not participate, resulting in an increase in the noncontrolling interests from 77.0% to 78.2%. The listed share issuance during the year ended December 31, 2012 resulted in contributions of $382 million (2011 - $695 million; 2010 - $330 million) from noncontrolling interest holders. During the year ended December 31, 2012, EEP also distributed $419 million (2011 - $353 million; 2010 - $311 million) to its noncontrolling interest holders in line with EEP’s objective to make quarterly distributions in an amount equal to its available cash, as defined in its partnership agreement and as approved by EEP’s Board of Directors.

Noncontrolling interests in EEM represent the 83.2% of the listed shares of EEM not held by the Company. A listed share issuance during the year ended December 31, 2011 resulted in contributions of $26 million from noncontrolling interest holders.

The Company owns 100% of the outstanding common shares of EGD; however, the four million Cumulative Redeemable EGD Preferred Shares held by third parties are entitled to a claim on the assets of EGD prior to the common shareholder. The preferred shares have no fixed maturity date and have floating adjustable cash dividends that are payable at 80% of the prime rate. EGD may, at is option, redeem all or a portion of the outstanding shares for $25 per share plus all accrued and unpaid dividends to the redemption date. As at December 31, 2012, no preferred shares have been redeemed.

REDEEMABLE NONCONTROLLING INTERESTS

Year ended December 31,	2012	2011	2010
(millions of Canadian dollars)
Balance at beginning of year	640	362	236
Earnings/(loss)	(13)	(7)	12
Other comprehensive loss
Change in unrealized loss on cash flow hedges, net of tax	(1)	(3)	(13)
Comprehensive loss	(14)	(10)	(1)
Distributions to unitholders	(49)	(33)	(23)
Contributions from unitholders	226	168	-
Redemption value adjustment	197	153	150
Balance at end of year	1,000	640	362

Redeemable noncontrolling interests in the Fund at December 31, 2012 represented 67.7% (2011 - 64.6%; 2010 - 58.2%) of interests in the Fund’s trust units that are held by third parties.

In December 2012, the Fund acquired Greenwich, Amherstburg and Tilbury solar energy projects, Hardisty Caverns and Hardisty Contract Terminals from Enbridge and wholly-owned subsidiaries of Enbridge for proceeds of $1.2 billion. In October 2011, the Fund acquired the Ontario Wind, Sarnia Solar and Talbot Wind energy projects from a wholly-owned subsidiary of Enbridge for $1.2 billion. In both cases, ordinary trust units were issued by the Fund to partially finance these acquisitions, resulting in an increase in interests held by third parties in 2012 and 2011 and contributions from noncontrolling unitholders of $226 million and $168 million, respectively.

Distributions to noncontrolling unitholders are made on a monthly basis in line with the Fund’s objective of distributing a high proportion of its cash available for distribution, as approved by its Board of Trustees.